                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ____________)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.    [ ] Confidential for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.


                                KYZEN CORPORATION
                                -----------------
                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                                                                  March 29, 2002

TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Kyzen Corporation, to be held on Thursday, April 18, 2002, at 10:30 a.m., Nashville Time, at 201 Powell Place, Brentwood, Tennessee 37027.

         Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 2002 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally. You must provide proof of ownership of Kyzen Corporation Common Stock as of the record date, March 1, 2002, in order to attend the meeting.

         On behalf of the Board of Directors and management of Kyzen Corporation, I would like to thank you for your continued support and confidence, and look forward to meeting as many of our shareholders as possible on April 18, 2002.

                                       Sincerely,

                                       /s/ Mike Bixenman

                                       Mike Bixenman
                                       Chairman of the Board


                                    IMPORTANT

                 COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2002

                            -------------------------


TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         The Annual Meeting of Shareholders of Kyzen Corporation (the "Company") will be held on Thursday, April 18, 2002, at 10:30 a.m., Nashville Time, at 201 Powell Place, Brentwood, Tennessee 37027, for the following purposes:

                  (1) To elect two nominees as directors to serve on the Board of Directors until the Annual Meeting of Shareholders in 2005; and

                  (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 1, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.


                                       By order of the Board of Directors,

                                       /s/ John Sanders

                                       John Sanders
                                       Corporate Secretary


Nashville, Tennessee
March 29, 2002

                                    IMPORTANT
    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO
   VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED. IF YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, ONLY THOSE
   SHAREHOLDERS WHO HAVE EVIDENCE OF OWNERSHIP AS OF THE RECORD DATE WILL BE
        ADMITTED TO THE MEETING. PROPER EVIDENCE WILL BE THE PROXY CARD,
   A BROKERAGE STATEMENT EVIDENCING OWNERSHIP ON THE RECORD DATE, OR PICTURE
            IDENTIFICATION IF YOU DIRECTLY HOLD STOCK CERTIFICATES.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Kyzen Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 201 Powell Place, Brentwood, Tennessee 37027, on April 18, 2002, at 10:30 a.m., Nashville Time, for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of the Company on or about March 29, 2002.

         The close of business on March 1, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, the Company had 4,777,787 shares of Common Stock, $.01 par value (the "Common Stock"), outstanding and entitled to vote. No other shares of the Company's capital stock are outstanding. Holders of the Common Stock are entitled to one vote per share on any matter, which may properly come before the Annual Meeting.

         A shareholder who signs and delivers a proxy has the right to revoke it at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy or by voting by ballot at the Annual Meeting.

         If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted (a) FOR the election as directors of the nominees listed thereon and described in this Proxy Statement, and (b) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting. The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

INTRODUCTION

         In accordance with the Tennessee Business Corporation Act and the Company's Bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting of shareholders at which a quorum is present. The Company's Bylaws do not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

         Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered by the proxy for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

CLASS III NOMINEES

         The Restated Charter of the Company provides that the terms for the Board of Directors are to be staggered so that approximately one-third of the directors are elected at each annual meeting. In 1999, pursuant to the Restated Charter, the Board of Directors divided the Board into two classes of two directors each and one class of three directors. On March 7, 2001, the Board of Directors reduced the size of the Board from seven to six directors and reapportioned the Board into three classes of two directors each.

         The Board of Directors has nominated Ms. Baker and Mr. Bixenman for election at the Annual Meeting to serve as Class III directors until the annual meeting of shareholders in 2005 or until their successors have been elected and qualified. Ms. Baker and Mr. Bixenman have consented to be candidates and to serve as Class III directors if elected.

         The Board of Directors recommends that shareholders vote FOR the election of the following nominees:

NAME                     AGE     POSITION
----                     ---     --------
Janet Korte Baker         49     Director
Michael L. Bixenman       48     Chairman of the Board, Vice President and Director

         JANET KORTE BAKER has served as a director of the Company since January 1999. Ms. Baker has been an independent business consultant and financial advisor in Nashville, Tennessee since 1990. She specializes in financial advisory work for clients ranging from small business owners to companies with up to $100 million in revenues. Prior to 1990, Ms. Baker spent 14 years in the banking industry. She was a Senior Vice President of SunTrust Bank, Nashville and Executive Vice President of Brentwood National Bank.

         MICHAEL L. BIXENMAN has served as Chairman of the Board since June 1995, Vice President since the Company's inception in 1990 and director since December 1994. Prior to co-founding the Company, Mr. Bixenman was employed in several positions, the last as Vice President-General Manager with Bix Manufacturing Company.

CONTINUING DIRECTORS

         The persons named below will continue to serve as directors until the annual meeting of shareholders in the years indicated and until their successors are elected and qualified. The following table shows the names, ages and positions of each continuing director:

NAME                        AGE   POSITION
----                        ---   --------
TERMS EXPIRING IN 2003:

Thomas M. Forsythe          44    Vice President, Treasurer, Chief Accounting Officer
                                    and Director
James R. Gordon             56    Director

TERMS EXPIRING IN 2004:

John A. Davis, III          69    Director
Kyle J. Doyel               46    President, Chief Executive Officer and Director

CLASS I DIRECTORS:

         THOMAS M. FORSYTHE has served as Vice President of the Company since September 1995, as Treasurer and Chief Accounting Officer of the Company since January 1998 and as a director of the Company since June 1995. Mr. Forsythe joined the Company in 1992 and served as General Manager from July 1992 to September 1995. From 1989 to 1992, Mr. Forsythe served as Business Manager of a business unit of WR Grace & Co. charged with entering the CFC-free cleaning chemical market focusing on the aerospace industry.

         JAMES R. GORDON has served as a director of the Company since July 1996. Mr. Gordon retired in 2000 as the President and a director of TCS Management Group, Inc., a multi-national software development company formed by Mr. Gordon in 1975.

CLASS II DIRECTORS:

         JOHN A. DAVIS III has served as a director of the Company since August 1995. Mr. Davis is an attorney in Little Rock, Arkansas and has practiced law there since 1993. From 1979 to 1993, Mr. Davis served as Senior Vice President, General Counsel and Secretary for United Dominion Industries (NYSE:UDI), a multinational construction and industrial machinery producer. Mr. Davis is the uncle of Mr. Doyel's wife.

         KYLE J. DOYEL has served as Chief Executive Officer, President and director of the Company since its inception in 1990 and served as Chairman of the Board from the Company's inception until February 1995. Prior to co-founding the Company in 1990, Mr. Doyel was employed in several management, sales, commercial development and product development positions within the chemical industry.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

BOARD OF DIRECTORS

         The Board of Directors held five meetings during 2001. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors currently has no standing nominating committee or other standing committees.

         The Audit Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent accountants. The Audit Committee also reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of their audit of the Company's financial statements, and reviews the performance of the overall accounting and financial controls of the Company. Ms. Baker and Messrs. Davis and Gordon serve on the Audit Committee. The Audit Committee held one formal meeting during 2001 with PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), our independent public accountants with respect to the audit of the Company's financial statements for the year ended December 31, 2000. The Audit Committee also met via teleconference with PricewaterhouseCoopers in May, August and October 2001 before the release of each of the Company's quarterly financial results. On October 29, 2001, the Audit Committee recommended the dismissal of PricewaterhouseCoopers, and the appointment of KPMG LLP ("KPMG") as the Company's independent public accountants due to the closing of the Nashville office of PricewaterhouseCoopers. This recommendation was approved by the Board of Directors.

         The Compensation Committee reviews and approves salaries, bonuses and other compensation and benefits of executive officers. The Compensation Committee also advises management regarding benefits and other terms and conditions of compensation and administers the Company's stock option plans. Ms. Baker and Messrs. Doyel and Gordon serve on the Compensation Committee. The Compensation Committee consists of at least two "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee held no meetings during 2001.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company consists entirely of directors who meet the independence requirements in the listing standards of the Nasdaq Stock Market. The Board of Directors has not adopted a written charter for the Audit Committee.

         The Company's management has primary responsibility for preparing the Company's financial statements, implementing internal controls over financial reporting and monitoring the effectiveness of the internal controls over financial reporting. The Company's independent auditors, PricewaterhouseCoopers, for the year ended December 31, 2000, and KPMG, for the year ended December 31, 2001, are responsible for expressing an opinion that the Company's audited financial statements conform in all material respects to generally accepted accounting principles.

         In fulfilling its responsibilities for fiscal year 2001, the Audit
Committee:

         - Reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2001;

         - Discussed with KPMG the matters required to be discussed under Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         - Received the written disclosures and the letter from KPMG regarding KPMG's independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG their independence from the Company.

         Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG as described above and in reliance thereon, the Audit Committee recommended to the Company's Board that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                            Audit Committee

                                            Janet Korte Baker

                                            John A. Davis III

                                            James R. Gordon


                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or any board committee. Directors who are not employees of the Company are paid $1,000 each calendar quarter for serving as a member of the Board of Directors. Directors are reimbursed for any travel expenses incurred in attending meetings of the Board of Directors. Directors do not receive any additional compensation for special assignments or serving on a committee of the Board of Directors.

         In April 2001, each of Ms. Baker and Messrs. Davis and Gordon were granted 5,000 options to purchase Common Stock at an exercise price of $0.50 per share under the Company's 1994 Stock Option Plan (the "Plan").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership as of March 1, 2002 of the Common Stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, based on a review of electronic filings made with the Securities and Exchange Commission (the "SEC"), (b) each director of the Company, (c) each individual listed under "Executive Compensation - Summary Compensation Table" below and (d) all directors and executive officers of the Company as a group. Each beneficial owner named below has advised the Company that such owner has sole investment or voting power with respect to the shares of Common Stock shown below. The Company has no reason to believe such information is inaccurate. The address for each of the beneficial owners is shown below.


                                                                  NUMBER OF SHARES        PERCENT OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIALLY OWNED         BENEFICIALLY OWNED(1)
------------------------------------------------------------------------------------------------------------------
5% SHAREHOLDERS:
  Juanita J. Doyel
       45 Fairway Circle, Medford, OR                                 335,867                        7.0%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
  Kyle J. Doyel
       430 Harding Industrial Drive, Nashville, TN                    930,909(2)                    18.9%
  Michael L. Bixenman
       430 Harding Industrial Drive, Nashville, TN                    619,164(3)                    12.8%
  James R. Gordon
       430 Harding Industrial Drive, Nashville, TN                    325,753(4)                     6.8%
  Thomas M. Forsythe
       430 Harding Industrial Drive, Nashville, TN                    317,511(5)                     6.6%
  John A. Davis III
       500 E. Markham St., Little Rock, AR                            198,500(6)                     4.1%
  Janet Korte Baker
       430 Harding Industrial Drive, Nashville, TN                     15,000(7)                      *
  All executive officers and directors as a group
       (6 persons)                                                  2,406,837(8)                    47.2%

*        Represents less than 1% of the outstanding shares of Common Stock.

(1) Pursuant to the rules of the SEC, shares of Common Stock which beneficial owners set forth in this table have a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table.

(2) Includes options currently exercisable to purchase 54,334 shares and warrants of 53,900 and beneficial derivatives of 30,000 shares. Mr. Doyel is deemed to share beneficial ownership of 335,867 shares held by Juanita J. Doyel, Mr. Doyel's mother.

(3) Includes options currently exercisable to purchase 49,333 shares and beneficial derivatives of 5,000 shares.

(4)      Includes options currently exercisable to purchase 30,000 shares.

(5) Includes options currently exercisable to purchase 60,333 shares and beneficial derivatives of 600 shares.

(6)      Includes options currently exercisable to purchase 59,000 shares.

(7)      Includes options currently exercisable to purchase 15,000 shares.

(8)      Includes all options currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company pays royalties to Bix Manufacturing Company, a shareholder, in connection with the Company's acquisition of certain patent rights from Bix Manufacturing Company. These royalty payments are based on 2% of the Company's revenues related to the patented chemistry. The Company is currently satisfying its royalty obligation by providing consulting services to Bix Manufacturing Company. In each of 2001 and 2000, $41,100 was recorded as royalty expenses to reflect these transactions. Michael L. Bixenman, a director and officer of the Company, is a 10% shareholder of Bix Manufacturing Company.

         The Company paid $9,721 and $15,480 in 2001 and 2000, respectively, for transportation services and raw materials from Benco Sales. Benco Sales is owned by Benny Bixenman, who is a shareholder of the Company and the brother of Michael L. Bixenman, a director and officer of the Company.

         The Company paid $104,011 and $100,910 as rent in 2001 and 2000, respectively, to Charles Hawkins Company, whose pension plan is a shareholder of the Company.

         The Company paid Valentino Design $18,999 and $56,159 for graphic design work and advertising in 2001 and 2000, respectively. Jerry Valentino, president of Valentino Design, is a shareholder of the Company.

         In April 2001, the Company loaned $30,000 to Michael L. Bixenman, a director and officer of the Company to enable Mr. Bixenman to purchase 75,000 shares of Kyzen Common Stock from another shareholder. The loan bears interest at a rate of 9% per year and has a maturity date of April 30, 2002. The loan is secured by 200,000 shares of Kyzen Common Stock owned by Mr. Bixenman.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities at any time during the year to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and shareholders who beneficially own greater than 10% are required by the SEC's regulations to furnish the Company with copies of all such filings. The Company is required to report in this Proxy Statement any failure to file such reports by the specific dates that these reports are required to be filed during or with respect to the year ended December 31, 2001.

         Based solely on a review of the copies of reports furnished to the Company and certain written representations that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with for the year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

         The following table reflects the compensation of the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2001 for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------
                                                                            LONG TERM
                                                    ANNUAL                COMPENSATION
                                                 COMPENSATION                AWARDS
                                             ----------------------------------------------
                                                                     SECURITIES UNDERLYING
   NAME AND PRINCIPAL POSITION         YEAR        SALARY                  OPTIONS
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Kyle J. Doyel,                         2001    $    139,848                    --
Chief Executive Officer                2000         134,912                    --
                                       1999         129,820                  33,334
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 Michael L. Bixenman,                  2001    $    130,981                    --
 Chairman of the Board                 2000         126,512                    --
                                       1999         121,520                  33,333
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Thomas M. Forsythe,                    2001    $    121,381                    --
Vice President                         2000         116,912                    --
                                       1999         112,070                   5,000
-------------------------------------------------------------------------------------------

         No options/SARs were granted to the named executive officers during 2001.

         The following table shows the aggregate number of options/SARs exercised by each of the named executive officers and the number of unexercised securities underlying options/SARs at the end of 2001. None of such options were in the money at the fiscal year end.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF UNEXERCISED SECURITIES
                                                                 UNDERLYING OPTIONS/SARS AT FY-END
                                                                -------------------------------------
                                SHARES ACQUIRED     VALUE
             NAME                 ON EXERCISE      REALIZED     EXERCISABLE          UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Kyle J. Doyel,                        --             --            54,334                --
Chief Executive Officer
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Michael L. Bixenman,                  --             --            49,333                --
Chairman of the Board
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Thomas M. Forsythe,                   --             --            60,333                --
Vice President
-----------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         Kyle J. Doyel serves as President and Chief Executive Officer and each of Michael L. Bixenman and Thomas M. Forsythe serve as Vice Presidents pursuant to Employment Agreements dated January 1, 1995, and amended in 1999. Each Employment Agreement, as amended (each, an "Employment Agreement"), provides for an initial term of one year and thereafter renews automatically for successive one-year periods unless terminated by sixty days notice by either party prior to the end of an existing one-year period. Each Employment Agreement was amended in 1999 to conform to change-in-control provisions in the Company's Rights Agreement.

         Each Employment Agreement provides that if the employee is terminated upon a "Change of Control," the employee shall immediately be paid, among other things, all accrued compensation to the date of termination. For the remainder of the existing employment term and for a period of two years thereafter, the employee shall be entitled to receive semi-monthly severance payments equal to salary payment which otherwise would have been paid to the employee pursuant to the Employment Agreement.

         In addition, the employee shall be entitled to immediately exercise all awards granted to such employee under the Plan, or any successor plan, and shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Company in which the employee is a participant to the full extent of the employee's rights under such plans, including any perquisites provided under the Employment Agreement through the remainder of the employment term. As defined in the Employment Agreement, "Termination Upon a Change in Control" means either (i) a termination of the employee following a "Change in Control" (as defined in the Employment Agreement) or (ii) resignation by the employee following a "Change in Control."

         The Employment Agreement contains confidentiality provisions that survive the expiration or termination of the Employment Agreement and covenants not to compete during the period of the Employment Agreement and for a period of two years after termination, subject to certain limitations. Messrs. Doyel, Bixenman and Forsythe have agreed to salary deferral in the event the Company determines it does not have the necessary funds to pay the full amounts of their salaries. If their respective salaries are deferred, they are entitled to receive interest on the deferred amounts at a rate of 12% per annum, compounded monthly.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executive officers. The Company currently expects that all compensation payable to executive officers during 2001 will be deductible by the Company for federal income tax purposes. The Compensation Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 2001, the Compensation Committee was composed of Ms. Baker and Messrs. Doyel and Gordon. Mr. Doyel is the President and Chief Executive Officer of the Company. Ms. Baker and Mr. Gordon are not employed by the Company. During 2001, the Compensation Committee recommended no salary adjustments for the executive officers.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has engaged the accounting firm of KPMG as the independent accountant of the Company for 2002. This firm also audited the Company's financial statements for the year ended December 31, 2001. The Company's financial statements for the year ended December 31, 2000 were audited by the accounting firm of PricewaterhouseCoopers.

         On October 29, 2001, the Board of Directors, based on recommendations of management and the Audit Committee, approved the dismissal of PricewaterhouseCoopers and engagement of KPMG as the Company's independent public accountants effective November 2001, following the closing of the Nashville office of PricewaterhouseCoopers. During the past two fiscal years, there were no disagreements between the Company of PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement in connection with its report. Neither KPMG nor PricewaterhouseCoopers has, in either of the preceding two fiscal years, issued an adverse opinion or disclaimer of opinion with respect to the Company's financial statements or qualified or modified their opinions as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and during the fiscal year prior to their engagement as the Company's independent accountants, the Company did not consult with KPMG regarding accounting or reporting issues. PricewaterhouseCoopers submitted a letter dated November 2, 2001 addressed to the Securities and Exchange Commission regarding the Company's change in independent accountants which was filed as an exhibit to the Company's current report on Form 8-K dated November 2, 2001.

         Representatives of KPMG are expected to be present at the Annual Meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders in attendance.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2001 was $25,000 by KPMG and the aggregate fees billed for the reviews of the financial statements included in the Company's Forms 10-QSB for 2001 was $14,550 by PricewaterhouseCoopers.

         The Audit Committee has considered whether the provision of services listed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" below is compatible with maintaining the independence of both PricewaterhouseCoopers and KPMG.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Neither PricewaterhouseCoopers nor KPMG rendered any services to the Company for the design and implementation of financial information systems in 2001.

ALL OTHER FEES

         The aggregate fees billed for services rendered by PricewaterhouseCoopers, other than the services listed under "Audit Fees" above, for 2001 was $8,000. There were no such fees billed by KPMG for 2001.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2003

         Shareholder proposals intended to be presented at the Company's 2003 annual meeting of shareholders must be received by the Company at its executive offices, located at the address listed below, not later than November 29, 2002 in order for the proposal to be included in the Company's Proxy Statement and proxy card.

         To be included on the agenda for the 2003 annual meeting, shareholder proposals must be submitted in accordance with the following procedure. Shareholders who wish to nominate a candidate for election to the Board of Directors (other than the candidates proposed by the Board of Directors or a nominating committee appointed by the Board) or propose any other business at the 2003 annual meeting must deliver written notice to the Secretary of the Company at the address below not earlier than October 30, 2002 nor later than November 29, 2002.

         Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with these notice requirements will be disregarded and, upon the instructions of the presiding officer of the annual meeting, all votes cast for each such nominee and such proposal will be disregarded. The Company's Board of Directors, or a nominating committee appointed by the Board, will consider shareholder nominations of candidates for election to the Board of Directors that are timely and otherwise submitted in accordance with the requirements described in this subsection.

         A shareholder's written notice submitted to the Secretary of the Company nominating candidates for election to the Board of Directors or proposing other business must include: (i) the name and address of the shareholder; (ii) the class and number of shares of Common Stock held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of Common Stock are registered on the stock transfer books of the Company; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice;
(v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the nomination or proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nominations or other business at the meeting shall promptly provide any other information reasonably requested by the Company. Such notice shall be sent to the following address:

                                Kyzen Corporation
                          430 Harding Industrial Drive
                           Nashville, Tennessee 37211
                         Attention: Corporate Secretary

         The individuals named as proxies on the proxy card for the Company's 2003 annual meeting of shareholders will be entitled to exercise their discretionary authority in voting proxies on any shareholder proposal that is not included in the Company's Proxy Statement of the 2003 annual meeting, unless the Company receives notice of the matter(s) to be proposed by November 29, 2002. Even if proper notice is received within such time period, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority with respect to such matter(s) by advising shareholders of the proposal(s) and how the proxies intend to exercise their discretion to vote on these matter(s), unless the shareholder making the proposal(s) solicits proxies with respect to the proposal(s) to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

COUNTING OF VOTES

         All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed by the Board of Directors to, among other things, determine the number of shares represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions arising in connection with the right to vote, to count and tabulate all votes or ballots and to determine the result. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

         Inspectors of election will treat shares subject to "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

         The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

         Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

         A copy of the Company's 2001 Annual Report to Shareholders is being mailed with this Proxy Statement.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001 (WITHOUT EXHIBITS), AS FILED WITH THE SEC, ARE AVAILABLE TO SHAREHOLDERS FREE OF CHARGE BY WRITING TO: INVESTOR RELATIONS DEPARTMENT, KYZEN CORPORATION, 430 HARDING INDUSTRIAL DRIVE, NASHVILLE, TENNESSEE 37211.


                                         By order of the Board of Directors,

                                         /s/ John Sanders

                                         John Sanders
                                         Corporate Secretary

Nashville, Tennessee
March 29, 2002

                                   PROXY CARD
                                KYZEN CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Kyle J. Doyel and Thomas M. Forsythe, and either of them, as proxies, with full power of substitution and re-substitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kyzen Corporation, to be held at 201 Powell Place, Brentwood, Tennessee 37027, on April 18, 2002, at 10:30 a.m. (Nashville Time), and at any adjournment thereof.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE-NAMED PROXIES WILL VOTE (A) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS CARD AND (B) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.






                           (Continued on reverse side)

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1.   Election of Directors. Nominees: Janet Korte Baker and Michael L. Bixenman

     FOR nominees listed (except         WITHHOLD AUTHORITY to vote for any
     withheld to the contrary)           individual nominee(s). Write name of
                [ ]                      nominee(s) here:

                                         --------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other matters, which may properly come before the meeting or at any postponements or adjournments thereof.


                                       Dated:                             , 2002
                                             -----------------------------


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature if held jointly


    IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY
       AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS AGENT OR IN ANY OTHER CAPACITY, PLEASE STATE THE CAPACITY IN WHICH YOU SIGN.